SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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               Date of report (Date of earliest event reported):

                       NOVEMBER 9, 2004 (NOVEMBER 8, 2004)
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                            DOV PHARMACEUTICAL, INC.
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               (Exact name of registrant as specified in charter)

          DELAWARE                      000-49730                22-3374365
(State or other jurisdiction    (Commission file number)        (IRS employer
     of incorporation)                                       identification no.)

                   433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
               (Address of principal executive offices) (Zip code)
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                                 (201) 968-0980
              (Registrant's telephone number, including area code)

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TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

EXHIBIT 99.1

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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

      On November 8, 2004, DOV Pharmaceutical, Inc. announced its financial results for the quarter ended September 30, 2004. The text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report of Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, except as expressly set forth by specific reference in such a filing, or registrant incorporates it by reference into a filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) EXHIBITS. The following exhibits are filed herewith:

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Exhibit No.                                Description
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99.1                                       Press Release dated November 8, 2004
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DOV Pharmaceutical, Inc.


Date: November 9, 2004                  /s/ Arnold Lippa
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                                        Arnold Lippa
                                        Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number       Title
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99.1         Press release dated November 8, 2004, issued by registrant